UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AiRWA INC.

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AiRWA INC.

74 E. Glenwood Ave., #320

Smyrna, DE 19977

TO THE STOCKHOLDERS OF AiRWA INC.:

You are cordially invited to attend an Annual Meeting of the stockholders of AiRWA Inc., a Delaware corporation (referred to herein as “AiRWA,” the “Company,” “we,” “us” or “our”), which will be held virtually, via live webcast on April 17, 2026, at 10:00 a.m. Eastern Time.

At the Annual Meeting, our stockholders will be asked to consider and vote upon:

The principal business of the meeting will be:

1. To elect five directors to serve until our next annual meeting of the holders of our common stock shares (the “Stockholders”) or until their successor is duly elected and qualified;

2. To ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026;

3. To approve the amendment to the 2026 AiRWA Share Incentive Plan (formerly the 2020 Slinger Bag Inc. Global Share Incentive Plan) (the “2026 Plan”) to increase the number of shares available for issuance to 3,500,000 shares and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2026 Plan to be added on the first day of each fiscal year through and including 2030 in an amount equal to 8% of the number of shares of our common stock outstanding on the immediately preceding April 30 or such lesser amount determined by our Board or the compensation committee of the board of directors of the Company (the “Board” or our “Board”);

4. To approve one or more reverse stock splits of our common stock over the course of the next two years at a ratio within a range of 1-for-40 to 1-for-800 (each, a “Reverse Stock Split”), with the Board or its delegated authorized persons to set the specific ratio and determine the date each the Reverse Stock Split to be effective;

5. To approve, on an advisory basis, the compensation paid to our named executive officers;

6. To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers; and

7. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

You may vote if you were the record owner of shares of the Company’s common stock, at the close of business on February 23, 2026. The board of directors of the Company has fixed the close of business on February 23, 2026 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were 42,142,432 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of our common stock are entitled to one vote for each share of common stock held. The foregoing shares are referred to herein as the “Shares.” Holders of our common stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail. Voting by using the aforementioned methods will not prevent you from voting at the annual meeting.

Sincerely,

March 27, 2026
Thomas Tarala
Chief Executive Officer

AIRWA INC.

74 E. Glenwood Ave., #320

Smyrna, DE 19977

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

To Be Held on April 17, 2026

YOUR VOTE IS VERY IMPORTANT.

PLEASE VOTE YOUR SHARES PROMPTLY.

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your Shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.

We encourage you to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

If you have questions about voting your Shares, please contact Kevin Wong at 74 E. Glenwood Ave., #320, Smyrna, DE 19977, telephone number (646) 453-0678, email: info@yuanyuenterprise.com.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

By Order of the Board of Directors,

AiRWA INC.

Thomas Tarala
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2026

The Notice of 2026 Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report to Stockholders are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

REFERENCES TO ADDITIONAL INFORMATION

This Proxy Statement incorporates important business and financial information about AiRWA Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (the “SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Kevin Wong at 74 E. Glenwood Ave., #320, Smyrna, DE 19977, telephone number (646) 453-0678, email: info@yuanyuenterprise.com.

To ensure timely delivery of these documents, any request should be made no later than April 7, 2026 to receive them before the Annual Meeting.

For additional details about where you can find information about AiRWA Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement, along with the accompanying notice of the 2026 Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders of AiRWA Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10 A.M. Eastern Time on April 17, 2026 or such later date or dates as such Annual Meeting date may be adjourned or postponed. You will be able to attend the Annual Meeting by logging onto [   ] and entering your control number.

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the Board of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 10 A.M. Eastern Time on April 17, 2026 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

This Proxy Statement and our Annual Report for the year ended April 30, 2025 (the “Annual Report”), which includes our financial statements for the fiscal year ended April 30, 2025, are being mailed on or about April 6, 2026 to all Stockholders entitled to notice of and to vote at the meeting. You can also find a copy of this Proxy Statement and the Annual Report on the Internet through the Securities and Exchange Commission’s website at www.sec.gov or at our website at www.yuanyuenterprise.com. Information on our website is not, and will not be deemed, a part of this Proxy Statement or incorporated into any other filings the Company makes with the SEC.

Who Can Vote?

Stockholders who owned Common Stock at the close of business on February 23, 2026, are entitled to vote at the Annual Meeting. As of the Record Date, there were 42,142,432 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

You do not need to attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. Holders of our Common Stock will vote together as a single class.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, ClearTrust LLC, or you have stock certificates, you may vote:

●	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

●	By mail. If you request a paper copy of the proxy materials and receive a proxy card, by mail. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

“FOR” the election of the Board nominees as directors;

“FOR” the ratification of the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026;

“FOR” the approval of the amendment to the the 2026 AiRWA Share Incentive Plan (formerly the 2020 Slinger Bag Inc. Global Share Incentive Plan) (the “2026 Plan”) to increase the number of shares available for issuance to 3,500,000 shares and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2026 Plan to be added on the first day of each fiscal year through and including 2030 in an amount equal to 8% of the number of shares of our common stock outstanding on the immediately preceding April 30 or such lesser amount determined by our Board or the compensation committee of the Board;

“FOR” the approval of one or more reverse stock splits of our common stock over the course of the next two years at a ratio within a range of 1-for-40 to 1-for-800, with the Board or its delegated authorized persons to set the specific ratio and determine the date for each Reverse Stock Split to be effective;

“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;

“FOR” the approval, on an advisory basis, of the frequency of three (3) years for future shareholder advisory votes on the compensation of our named executive officers; and

“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	by signing a new proxy card and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above - only your latest Internet or telephone vote will be counted;

●	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting and voting; however, attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

Proposals One, Three, Five, Six, and Seven are considered to be “non-routine” such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals Two and Four are considered to be “routine” and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposals Two and Four.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal One: Election of Directors	A plurality of the Shares present or represented by proxy is required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal Two: Ratification of the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026.	The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal Three: To approve the amendment to the 2026 AiRWA Share Incentive Plan (formerly the 2020 Slinger Bag Inc. Global Share Incentive Plan) to increase the number of shares available for issuance and to insert an “evergreen” provision.	The affirmative vote of the holders of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required for the approval of the proposed amendment to the 2026 Plan to increase the number of shares available for issuance to 3,500,000 shares and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2026 Plan to be added on the first day of each fiscal year through and including 2030 in an amount equal to 8% of the number of shares of our common stock outstanding on the immediately preceding April 30 or such lesser amount determined by our Board or the compensation committee. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Four: To approve the Reverse Stock Splits	The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal Five: Non-binding advisory vote to approve executive compensation	The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Six: Non-binding advisory vote to approve the frequency of future shareholder advisory votes on the compensation of executive officers.	The frequency receiving the greatest number of votes will be considered the frequency recommended by Shareholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal Seven: Authorization to adjourn the Annual Meeting	The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of thirty three and one third percent (33 1/3%) of the outstanding shares of each class or series of voting stock then entitled to vote at the Annual Meeting constitutes a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Who is Paying for this Proxy Solicitation?

The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third-party solicitation firm to assist us in soliciting proxies.

Who will Count the Votes?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will act as the inspector of election and count the votes.

When are Stockholder Proposals due for Next Year’s Annual Meeting?

At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2027 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than December 7, 2026 to the Company at AiRWA Inc., 74 E. Glenwood Ave., #320, Smyrna, DE 19977; provided, however, if the date of the Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its Stockholders of the date that the annual meeting of Stockholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of Stockholders will be held and the date of the meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company.

Where Can I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is www.yuanyuenterprise.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the date hereof with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and executive officers, is based on a review of statements filed with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13(d), 13(f), and 13(g) of the Exchange Act with respect to our common stock.

Information relating to beneficial ownership of the Common Stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Such securities are deemed outstanding for computing the percentage of the person holding such security but are not deemed outstanding for computing the percentage of any other person. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The following table lists, as at the date hereof, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

	Common Stock
Name	# of Shares	% of Class (1)
Thomas Tarala	0	0%
Guibao Ji	0	0%
Hongyu Zhou	5,816,489	13.8%
Chenlong Liu	0	0%
Hai Bin Cui	0	0%
Bini Zhu	0	0
All current officers and directors as a group (6 persons)	5,816,489	13.8%

(1) Percentages are based on a total of 42,142,432 shares of Common Stock outstanding as of February 23, 2026.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board is currently composed of five members. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Position
Thomas Tarala	60	Chief Executive Officer and Director
Hongyu Zhou	38	Chairman of the Board
Chenlong Liu	37	Director
Hai Bin Cui	43	Director
Bini Zhu	35	Director

Thomas Tarala

Thomas Tarala has served as a member of the Board since November 21, 2024. Mr. Tarala has more than 30 years of international corporate finance experience in New York, London, and Hong Kong, including as a partner at two leading international law firms and as General Counsel for the international operations of one of the largest private conglomerates in China. As a partner of Baker McKenzie from 2022 to 2024 and Hogan Lovells earlier in his career, Mr. Tarala led U.S. securities practices in Hong Kong, advising on equity and debt transactions, including on award-winning deals, as well as cross-border joint ventures involving companies listed on Nasdaq. With a particular focus on the technology sector, he has acted for companies and investment banks in Mainland China, Hong Kong, Singapore, Indonesia, and Thailand, as well as the United Kingdom, continental Europe, and the United States.

As General Counsel of HNA Group (International) Company Limited, the overseas headquarters a large conglomerate, from 2017 to 2022, Mr. Tarala worked closely with the business teams on a wide range of corporate and finance transactions, including multi-billion dollar acquisitions and divestments of household-name companies, the sale of airlines, and a range of investments ranging from New York and London skyscrapers to global technology companies, as well as numerous companies that were number one globally in their respective fields.

Mr. Tarala graduated magna cum laude and Phi Beta Kappa from Georgetown University with a Bachelor of Science degree in Foreign Service and holds a Juris Doctor degree from the University of Virginia School of Law. He speaks English, French, Spanish, and Mandarin and is qualified to practice law in New York, Connecticut, Florida, England and Wales, and Hong Kong.

Hongyu Zhou

Hongyu Zhou has served as Chairman of the Board since November 21, 2024. Mr. Zhou has more than 15 years of experience founding, growing, and managing successful enterprises. His experience extends to such areas as enterprise management, entertainment technology, and information technology, including as an investor and business manager of a technology company, as a founder and manager of an innovative entertainment company, and as the founder and manager of several technology companies. Mr. Zhou has served as the Chairman of each of Shenzhen Qiangwo Entertainment Technology Co., Ltd. and Shenzhen Qianyue Information Technology Co., Ltd. since 2021. Mr. Zhou founded Shenzhen Yuanzu Century Network Technology Co., Ltd. in 2020 and Shenzhen Qiangwo Entertainment Technology Co., Ltd. in 2017. In founding, managing, and growing companies across various industries, Mr. Zhou has honed his skills in strategic planning, business development, and team leadership. Mr. Zhou owns 5,816,489 shares of Common Stock, representing 13.8% of the issued and outstanding shares of Common Stock as of February 23, 2026, 2026.

Chenlong Liu

Chenlong Liu has served as a member of the Board since November 21, 2024. Mr. Liu is a certified public accountant, as well as an investor active in the technology industry. Mr. Liu’s career has focused on technology-related investments and mergers and acquisitions. He has participated in many well-known transactions in the industry. As an investment director at China Fusion Capital from 2016 to 2020, he helped execute Nasdaq-listed iQiyi’s convertible bond transactions, Kosdaq-listed Longtu’s acquisition and reverse takeover, Hong Kong-listed Kuaishou’s Series B investment round, and China Fusion Capital’s acquisition of Particle, Inc. Since 2020, Mr. Liu has served as a director of Particle, a San Francisco-based technology company.

Mr. Liu earned a Bachelor of Science degree in mathematics from the University of Minnesota-Twin Cities in 2013 and was awarded a master’s degree in accounting from George Washington University in 2015. Mr. Liu became a certified public accountant in Washington State in January 2019.

Hai Bin Cui

Hai Bin Cui has served as a member of the Board since September 16, 2025. Since January 2024, Mr. Cui has served as chairman of Yao Xing Technology Group, a company listed on the Hong Kong Stock Exchange, and from May 2022 to January 2024, he was an independent director of that company. He has been a partner at the Guangdong Promyux (Qianhai) law firm since November 3, 2014.

Bini Zhu

Bini Zhu has served as a member of the Board since August 15, 2025. Ms. Zhu is a certified public accountant licensed in Texas with expertise in financial reporting, IPO auditing, regulatory compliance, and cross-border transactions. With over eight years of experience, Ms. Zhu has successfully guided multiple companies through IPOs on Nasdaq, the NYSE, and the OTC markets. She specializes in addressing complex audit challenges, risk mitigation, SEC filings, and capital structuring.

Ms. Zhu has been a Partner at BZ CPA Inc since March 2024, where she advises clients on financial reporting, SEC filing readiness, internal controls, and other public-company compliance matters. She also assists clients with financial analysis and supporting materials in connection with capital raising and strategic transactions. From February 2022 to March 2024, Ms. Zhu was an Audit Manager at WWC, P.C., where she led IPO audit engagements for Asian and U.S. companies on Nasdaq and the NYSE, focusing on compliance with SEC and PCAOB requirements. As a senior audit associate at Marcum LLP from March 2019 to February 2022, she assisted clients with financial statements, internal control assessments, and audit documentation to support compliance with U.S. and international standards.

Family Relationships

There are no family relationships between or among any of our executive officers or other directors.

10b5-1 Trading Plans

None.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Vote Required

Each of the five nominees receiving a plurality of the votes cast will be elected as directors. Abstentions and broker non-votes are not deemed to be votes “cast” and, therefore, will have no effect on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Our Board is currently composed of five members. With the exception of Thomas Tarala and Hongyu Zhou, we have determined that all of the directors are independent as such term is defined under The Nasdaq Stock Market Rules.

The following table identifies the independent and non-independent current board and committee members:

Name:	Independent	Audit	Compensation	Nominating
Thomas Tarala
Hongyu Zhou
Chenlong Liu	Yes	Yes	Yes	Yes
Hai Bin Cui	Yes	Yes	Yes	Yes
Bini Zhu	Yes	Yes	Yes	Yes

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Hai Bin Cui, Chenlong Liu, and Bini Zhu, who each satisfy the independence requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s rules, serve on our audit committee. Mr. Cui serves as the chairman. There were two meetings of the Audit Committee in the financial year ended April 30, 2025, which took place on October 22, 2025, and January 13, 2026, both of which were attended by all members of the Audit Committee.

Audit Committee Financial Expert

We have determined that Hai Bin Cui is qualified as an Audit Committee Financial Expert as that term is defined under the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to shareholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering the 2020 Global Incentive Plan. Chenlong Liu, Hai Bin Cui and Bini Zhu are the independent directors on the compensation committee, with Mr. Liu serving as the chairman. There was one meeting of the Compensation Committee in the financial year ended April 30, 2025, which took place on January 13, 2026, and was attended by all members of the Compensation Committee.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board of Directors, establishing procedures for the nomination process including procedures, oversight of possible conflicts of interests involving the Board of Directors and its members, developing corporate governance principles, and the oversight of the evaluations of the Board of Directors and management. The Nominating and Corporate Governance Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders. If we receive any shareholder recommended nominations, the Nominating and Corporate Governance Committee will carefully review the recommendations and consider such recommendations in good faith. Chenlong Liu, Hai Bin Cui and Bini Zhu, who satisfy the independence requirements of Nasdaq’s rules, serve on our compensation committee, with Bini Zhu serving as the chairman.

Code of Business Conduct and Ethics

The Company currently maintains a code of ethics that applies to all directors, officers, and employees. A copy of our code of ethics can be found on the Company’s website. We expect that any amendments to such code, or any waivers of its requirements, will be disclosed on our website.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale and other dispositions of our securities that applies to our officers and directors, as well as our employees that have regular access to material nonpublic information about the Company in the normal course of their duties. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to us.

Director Compensation

On June 18, 2025, the Board approved a change in the compensation of the Company’s directors to cash compensation of $60,000 per financial year.

The following table sets forth the compensation for each director for the year ended April 30, 2025:

Name	Year Ended April 30	Fees earned or paid in cash ($)	Stock Awards ($)	Total ($)
Thomas Tarala (1)	2025	30,000		30,000
Hongyu Zhou (1)	2025	30,000		30,000
Warren Andrew Thomson (1)(2)	2025	30,000		30,000
Chenlong Liu (1)	2025	30,000		30,000
Kong Liu (1)	2025	30,000		30,000
Mike Ballardie (3)	2025		(4)
Kirk Taylor (3)	2025		(4)
Stephen Crummey (3)	2025		(4)
Yonah Kalfa (3)	2025		(5)
Rodney Rapson (3)	2025		(5)

(1)	On November 22, 2024, in connection with the completion of the Company’s acquisition (the “Acquisition”) of a majority of Yuanyu Enterprise Management Co., Limited (“YYEM” or “Yuanyu”), the Acquisition, Thomas Tarala, Hongyu Zhou, Warren Thomson, Chenlong Liu, and Kong Liu were appointed as directors of the Company.
(2)	On June 12, 2025, Warren Andrew Thomson resigned from the board of directors of the Company and all committees thereof, effective immediately.
(3)	On November 21, 2024, in connection with the completion of the Acquisition, Mike Ballardie, Kirk Taylor, Stephen Crummey, Yonah Kalfa, and Rodney Rapson resigned from the board of directors of the Company, effective immediately.
(4)	The Company issued to the director 300,000 shares of common stock for two years of service and 700,000 shares of common stock for extraordinary contributions.
(5)	The Company issued to the director 150,000 shares of common stock for one year of service and 350,000 shares of common stock for extraordinary contributions.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Thomas Tarala, whose biography is set forth above:

Name	Age	Position
Thomas Tarala	59	Chief Executive Officer and Director
Guibao Ji	62	Chief Financial Officer

Set forth below is a brief description of the background and business experience for the past five years of individuals who serve as executive officers and directors of the Company.

Guibao Ji

Guibao Ji has been a certified public accountant in China for more than 25 years and has worked as an accountant at Shenzhen Wanda Accounting Firm since January 2005. He is a partner of the firm and also an independent director of a number of listed companies, including Brightstar Technology Group and Hekeda Technology Co. Ltd.

Mr. Ji graduated from Central Radio and TV University in 1994 with a degree in Business Accounting. He was certified by the Chinese Institute of Certified Public Accountants in 1999.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers (our principal executive officer and our two most highly compensated executive officers other than our principal executive officer, the “NEOs”) for the fiscal years ended April 30, 2025 and 2024 for all services rendered in all capacities to us.

Name and Principal Position	Year ended April 30	Salary ($)	Bonus ($)	Share Awards ($)	Non-Equity Incentive Plan Compensation ($)	All other compensation ($)	Total ($)
Thomas Tarala (1)	2025	320,000		1,300,000			1,620,000 (2)

Guibao Ji (1)	2025	111,111					111,111

Mike Ballardie (3)	2024	324,714	300,000			475,595	1,100,309
	2025	600,000	300,000				900,000

Yonah Kalfa (3)	2024					441,000	441,000
	2025	340,150	85,000				425,150

Judah Honickman (3)	2024	190,198	95,940			55,199	341,337
	2025	178,000	44,500				222,500

(1)	On November 22, 2024, in connection with the completion of the Acquisition, Thomas Tarala was appointed Chief Executive Officer and Guibao Ji was appointed Chief Financial Officer.
(2)	As of August 12, 2025, the amounts listed for Mr. Tarala were owed to him and had not yet been paid. These amounts were subsequently paid to Mr. Tarala.
(3)	On November 21, 2024, in connection with the completion of the Acquisition, Mike Ballardie, Judah Honickman, and Yonah Kalfa, resigned from their respective positions with the Company, effective immediately.

Outstanding Equity Awards at Fiscal Year-End

None of the current directors and officers have been awarded any equity awards as of April 30, 2025.

EMPLOYMENT AGREEMENTS

The Company is a party to service agreements with each of its executive officers.

Thomas Tarala

On February 12, 2025, the Company approved an employment agreement with Thomas Tarala as the Company’s Chief Executive Officer. Mr. Tarala has been serving in such capacities since November 21, 2024 when the employment agreement was signed.

Mr. Tarala’s Employment Agreement (also referred to as a Service Agreement) is for a term of five years but may be terminated at any time by the Company by giving Mr. Tarala 180 days’ prior written notice of such termination. In such a case, all of his unvested stock, warrant, and option compensation of any nature will vest without any further action required on his part. Mr. Tarala’s right to receive compensation, whether in cash or securities, will survive any termination of his Employment Agreement.

Mr. Tarala’s compensation as Chief Executive Officer of the Company includes (i) a base salary of $720,000 annually (the “Base Salary”) and (ii) a signing bonus of $300,000 in the form of the Company’s common stock. In addition, Mr. Tarala is due a bonus of $1,000,000 in cash and/or securities (with the form of payment to be agreed by and between Mr. Tarala and the Board) as a success fee for his role in the merger of Connexa with YYEM (presently a Hong Kong subsidiary of the Company) and the successful listing of the combined company on The Nasdaq Capital Market. This success fee has not yet been paid to Mr. Tarala.

Mr. Tarala is entitled to an annual bonus, earned as of the end of each fiscal year and as of the date of termination of his Employment Agreement, of at least 100% of his then Base Salary, payable in cash and/or stock, options and/or warrants, as agreed between him and the Board.

Mr. Tarala will also be entitled to a special bonus in the event of a Change of Control (as defined below) by the Company (or any successor entity) in a lump-sum amount equal to 3% of the increased valuation of the surviving corporation resulting from such Change of Control (with the determination of increased valuation detailed in his Employment Agreement). The right to receive a special bonus will survive the termination of Mr. Tarala’s Employment Agreement for two years.

For purposes of Mr. Tarala’s Employment Agreement, “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) the acquisition by a third party (or more than one party acting as a group) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, or similar transaction; (ii) the closing of a merger, consolidation, acquisition, or other business combination (a “Business Combination”) other than a Business Combination in which the holders of the shares immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock of the surviving corporation immediately after the Business Combination as immediately before; (iii) the dissolution or liquidation of the Company; (iv) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company; (v) the Company acquiring a controlling interest in a business with a value exceeding 66% of YYEM; or (vi) the dominant business of the Company in terms of revenue no longer being the licensing out of technology relating to matchmaking or online dating.

Mr. Tarala will be entitled to participate in any bonus plans or incentive compensation plans approved by the Company from time to time. It is agreed that any such plans will be effective as of November 21, 2024. The Company also agreed to provide Mr. Tarala with annual grants, at least once per calendar year and also upon termination of his Employment Agreement, in the form of securities (together, the “Awards”) with the value of such Awards at the time of grant equivalent to at least 100% of his then Base Salary. The Company agreed that any securities delivered as part of Mr. Tarala’s Awards (or as part of his other compensation) will be issued pursuant to a Securities Act-registered plan if such exists, and, if there is no Securities Act-registered plan, to register the shares as promptly as possible, with the costs being paid by the Company. Mr. Tarala will be entitled to participate in any equity or option plan (or similar) adopted by the Company for its directors, officers, or employees.

To the extent the Company does not have sufficient funds to pay Mr. Tarala his Base Salary, Mr. Tarala will have the option of deferring the aggregate unpaid amount (the “Deferral Amount”), which will be registered in the Company’s books as a loan given to the Company by him. So long as any amount of his Base Salary remains unpaid, Mr. Tarala will have the option to convert such amount, or part of it, into shares of the Company (or warrants to purchase shares) at the weighted average trading price of the 10 days prior to the date of the request by him to exercise this option. This option will survive the term of Mr. Tarala’s Employment Agreement.

Mr. Tarala was granted the transferable option to include any and all shares of common stock issued by the Company to him pursuant to his Employment Agreement on each registration statement that the Company files with SEC, subject to pro rata reductions of the shares being registered pursuant to comments of the staff of the Securities and Exchange Commission.

Guibao Ji

On February 12, 2025, the Company approved an employment agreement with Guibao Ji as the Company’s Chief Financial Officer. Mr. Ji has been serving in such capacity since November 21, 2024.

Mr. Ji’s Employment Agreement may be terminated by either party on one month’s written notice. Mr. Ji’s compensation as Chief Financial Officer of the Company includes (i) an annual salary of $250,000 and (ii) a discretionary bonus to be based on the Company’s overall business performance.

Stock Options/SAR Grants.

None.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, which was adopted by the SEC in 2022, we are providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

Fiscal Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Compensation Actually Paid to Former PEO(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return	Net Loss(6)
2025	$2,520,000	$1,620,000	$900,000	$252,920	$252,920	$0.66	$4,633,447
2024	$1,100,309	$0	$1,100,309	$391,169	$391,169	$10.96	$(15,636,418)

(1)	Information for fiscal year 2025 includes the amounts owed to Mr. Tarala as compensation during fiscal year 2025, which was subsequently paid to Mr. Tarala.

(2)	Amounts reported for our Chief Executive Officer, Mr. Tarala, and former Chief Executive Officer, Mike Ballardie.

(3)	Amounts reported for our Chief Executive Officer, Mr. Tarala.

(4)	Amounts reported for our former Chief Executive Officer, Mike Ballardie.

(5)	Amounts represent (i) compensation paid to our Chief Financial Officer, Mr. Guibao Ji, for fiscal year 2025 and (ii) the average of our Chief Financial Officer, Mr. Guibao Ji, and Yonah Kalfa and Judah Honickman, former officers of the Company, who resigned from their respective positions with the Company effective November 21, 2024, for the fiscal year 2024.

(6)	Amount represents our net loss as reported in our Annual Report on Form 10-K.

	2025		2024
	PEO	Other Non-PEO NEOs (Average)	PEO	Other Non-PEO NEOs (Average)
Summary Compensation Table Total	$2,520,000	$252,920	$1,100,309	$391,169
Less: Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(1,300,000)	-	-	-
Compensation Actually Paid	$1,220,000	$252,920	$1,100,309	$391,169

Compensation Actually Paid and Cumulative TSR. As reflected in the accompanying table, compensation actually paid to our PEOs and the average compensation actually paid to our non-PEO NEOs was not directly correlated with cumulative TSR during the periods presented. CAP for fiscal 2025 was materially affected by the completion of the Acquisition, the related transition from Mike Ballardie to Thomas Tarala, the change in the mix of executives included in the disclosure, and the timing and accounting treatment of compensation elements reflected under Item 402(v), including equity award treatment. Accordingly, year-to-year changes in CAP should not be viewed as moving in tandem with TSR.

Compensation Actually Paid and Net Income or Loss. As reflected in the accompanying table, net income or loss and CAP did not move on the same basis during the periods presented. CAP is an SEC-defined measure derived from Summary Compensation Table compensation, with required adjustments under Item 402(v), and fiscal 2025 also reflects changes in executive leadership and the mix of officers included in the disclosure. Accordingly, year-to-year changes in CAP should not be interpreted as directly tracking net income or loss.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below in this section, since the beginning of our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were a party other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” above:

●	in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and

●	in which any director, executive officer, or other stockholder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

YYEM holds securities of Brightstar Technology Group Co., Ltd., with a fair value of $1,382,857 as of April 30, 2025. Mr. Hongyu Zhou, a director of the Company, has provided a guarantee on the value of these shares. Under a guarantee arrangement, Mr. Zhou is obligated to compensate the Company for any decline in the investment’s fair value below the guaranteed amount of $4,210,385. The amounts receivable from Mr. Zhou under this guarantee were $2,827,528 and $2,497,049 as of April 30, 2025 and 2024, respectively. No amounts are currently due from Mr. Zhou. If, upon the Company’s sale of these securities, the proceeds are less than the guaranteed amount, Mr. Zhou will be obligated to pay the Company the difference. This obligation is contingent and will not become payable unless and until the shares are sold.

The balances of $775,406 and $50,145 as of April 30, 2025 and 2024, respectively, represent amounts payable to Mr. Zhou for expenses paid on behalf of the Company.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Enrome LLP (“Enrome”) to continue as our independent registered public accounting firm for the fiscal year ending April 30, 2026. The Board proposes that our Stockholders ratify this appointment. Enrome has served as our independent registered public accounting firm since June 2022.

We expect that representatives of Enrome will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Enrome as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of Enrome as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2026. In deciding to appoint Enrome, the Audit Committee has reviewed auditor independence issues and existing commercial relationships with Enrome and concluded that Enrome has no commercial relationship with the Company that would impair its independence for the fiscal year ending April 30, 2026. Set forth below are approximate fees for services rendered by Enrome, our independent registered public accounting firm, for the fiscal years ended April 30, 2025 and Olayinka Oyebola & Co., our previous independent registered public accounting firm, for the fiscal year ended April 30, 2024.

	Fiscal 2025	Fiscal 2024
Audit Fees	$200,000	$120,000
Tax Fees	0	0
All Other Fees	0	0
Total	$200,000	$120,000

Vote Required

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of Enrome as our independent registered public accounting firm for the fiscal year ending April 30, 2026. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of Enrome as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026, the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ENROME AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED APRIL 30, 2026.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides assistance to our Board in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board. The Audit Committee has the sole authority (subject, if applicable, to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

Enrome LLP serves as our independent registered public accounting firm and audited our financial statements for the year ended April 30, 2025. Enrome LLP does not have and has not had any financial interest, direct or indirect, in our company, and does not have and has not had any connection with our company except in its professional capacity as our independent auditors. The Audit Committee also has selected Enrome LLP as our independent registered public accountants for 2026.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended April 30, 2025 and has discussed those financial statements with management and Enrome LLP. The Audit Committee has also received from, and discussed with, Enrome LLP various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with Enrome LLP matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Enrome LLP to the Audit Committee pursuant to PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence).

Audit and non-audit services to be provided by Enrome LLP are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are not incompatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

Based on these reviews and discussions, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2025, filed with the SEC.

PROPOSAL 3 - APPROVAL OF THE AMENDMENT TO THE 2026 PLAN

The discussion of the 2026 Plan, as set forth in this proxy statement is qualified in its entirety by reference to the 2026 Plan, which sets forth the terms of the 2026 Plan. A copy of the 2026 Plan is filed as exhibits to the Company’s Annual Report on Form 8-K filed with the SEC on November 30, 2020 and is hereby incorporated by reference into this proxy statement.

General

Our stockholders are asked to approve an amendment to the Company’s 2026 Plan (the “2026 Plan Amendment”) to increase the number of shares of Common Stock subject to the 2026 Plan from 30,750 (after giving effect to the 1-for-20 reverse stock split effected on June 26, 2024 and the 1-for-50 reverse stock Split effected on October 27, 2025) to 3,500,000 and to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the 2026 Plan to be added on the first day of each fiscal year through and including 2030 in an amount equal to 8% of the number of shares of our Common Stock outstanding on the immediately preceding April 30 or such lesser amount determined by our Board or the Compensation Committee of the Board. The 2026 Plan was originally adopted on November 11, 2020.

As of the record date, there were no outstanding options to purchase shares of common and there were no outstanding and unvested restricted stock units, and 30,750 shares remaining available for grants of future awards under the 2026 Plan.

A copy of the 2026 Plan Amendment is attached to this proxy statement as Annex A. If the stockholders approve the 2026 Plan Amendment, it will become effective on the day of the Annual Meeting.

The following summary briefly describes the principal features of the 2026 Plan and is qualified in its entirety by reference to the full text of the 2026 Plan.

Summary of the 2026 Plan, as Amended

The 2026 Plan provides for the grant of awards which are incentive stock options, non-qualified stock options, unrestricted stock, restricted stock, restricted stock units, performance stock and other equity-based and cash awards or any combination of the foregoing, to eligible key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to service providers of the Company and its affiliates and subsidiaries, if any, and to promote the Company’s business by providing such individuals with opportunities to receive awards pursuant to the 2026 Plan and to strengthen the sense of common interest between such individuals and the Company’s shareholders.

The Company has reserved a total of 30,750 (after giving effect to the 1-for-20 reverse stock split effected on June 26, 2024 and the 1-for-50 reverse stock Split effected on October 27, 2025) shares for issuance as or under awards to be made under the 2026 Plan. To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall again be available for the grant of a new award. The Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the 2026 Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the 2026 Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Required Vote

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2026 PLAN.

PROPOSAL 4 - APPROVAL OF REVERSE STOCK SPLITS

The Board has adopted resolutions approving, declaring advisable and recommending that our stockholders approve an amendment (the “Reverse Split Amendment”) to the Certificate of Incorporation, to effect one or more reverse stock splits (each, a “Reverse Stock Split”) on or prior to March 18, 2028 (the “Authorized Period”) at a ratio of no less than 1-for-40 and no more than 1-for-800 with the exact ratio of each Reverse Stock Split to be determined at the Board or its delegated authorized person’s discretion, provided, however, that the aggregate Reverse Stock Splits will not exceed 1-for-800. Pursuant to the proposed Reverse Split Amendment, the form of which is attached to this proxy statement as Annex B, no changes will be made to the total number of shares of Common Stock authorized for issuance under the Certificate of Incorporation.

Purposes and Effect of the Reverse Split Amendment

Nasdaq Listing Rule 5550(a)(2) requires a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”) for continued listing on Nasdaq Capital Market (“Nasdaq”). Although the Company was, as of the date of proxy statement, in compliance with the Minimum Bid Price Requirement, the Board has determined it is in the best interests of the Company and its stockholders for the Board to have discretionary authority to effect one or more Reverse Stock Splits to enable the Company to maintain future compliance with the Minimum Bid Price Requirement.

Potential Effects of the Reverse Stock Splits

One principal effect of one or more Reverse Stock Splits would be to decrease the number of outstanding shares of Common Stock based on the Reverse Stock Split ratio determined by the Board or its delegated authorized person of no less than 1-for-40 and no more than 1-for-800 and to raise the per share trading price of the Common Stock, which is currently trading on the Nasdaq Capital Market.

As of the Record Date, there were 42,142,432 shares of Common Stock outstanding. Depending on the Reverse Stock Split ratio determined by the Board, a minimum of 40 and a maximum of 800 shares of existing Common Stock will be combined into one new share of Common Stock if the Board determines that a Reverse Stock Split is in the best interest of the Company. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-40	1,053,561
1-for-100	421,425
1-for-200	210,713
1-for-400	105,357
1-for-600	70,238
1-for-800	52,679

Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of the Common Stock outstanding immediately following the Reverse Stock Split as such shareholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Stock Split.

Potential Advantages of the Reverse Stock Splits

If implemented, the Reverse Stock Splits would be carried out in order to, among other things, raise the trading price of the Common Stock so that we can maintain compliance with the Minimum Bid Requirement. The Reverse Stock Splits may also help with the Company’s future financing needs, increase investment interest, broaden the pool of investors and increase trading volume and help:

●	make the Common Stock more marketable;

●	attract new investors who are reluctant to invest in shares with low prices;

●	attract investment from certain institutional investors and investment funds who are presently prevented under their guidelines from investing in our stock at its current price levels; and

●	attract and retain employees who may be less likely to work for a company with a low stock price.

The Board believes that the Reverse Stock Splits, if implemented, may also provide the Company with greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing, stock-based acquisitions and strategic alliances and provide a more manageable number of Common Stock shares issued and outstanding, allowing the Company’s management to more efficiently manage shareholders’ interests.

The Board considered that, as a matter of policy, many institutional investors will not purchase stocks trading below certain minimum price levels, and brokers often discourage their customers from purchasing such stocks. We believe that these concerns will be reduced if the price per share of the Common Stock increases.

The Reverse Stock Splits may also reduce the relatively high transaction costs and commissions incurred by our shareholders due to our currently low per share trading price. The structure of trading commissions, when they are set at a fixed price per share, can have an adverse impact on holders of lower-priced securities because the brokerage commissions generally represent a higher percentage of the sales prices of lower-priced securities than they do on higher-priced issues, which may discourage trading in such lower-priced securities. If the price of our shares is higher, the adverse impact of these commissions could be reduced.

Potential Disadvantages of the Reverse Stock Splits

As noted above, the principal purpose of the Reverse Stock Splits would be to help increase the per share market price of the Common Stock. We cannot assure you, however, that the Reverse Stock Splits will accomplish this objective for any meaningful period of time.

While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of the Common Stock, we cannot assure you that the Reverse Stock Splits will increase the market price of the Common Stock by an equivalent multiple or result in any permanent increase in the market price of the Common Stock. The price of the Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and our prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Stock Splits, then the value of the Company as measured by our market capitalization will be reduced, perhaps significantly. Furthermore, we cannot assure you that after the Reverse Stock Splits we will regain or be able to maintain compliance with the Minimum Bid Requirement or be able to maintain compliance with the other Nasdaq Capital Market listing requirements.

The number of shares held by each individual shareholder would be reduced if the Reverse Stock Splits are implemented. This may also increase the number of shareholders who hold less than a “round lot,” or 100 shares. The transaction costs to shareholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Stock Splits could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Although the Board believes that the decrease in the number of shares of the Common Stock outstanding as a consequence of the Reverse Stock Splits and the anticipated increase in the market price of the Common Stock could encourage interest in the Common Stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Splits.

Effecting the Reverse Stock Splits

The Certificate of Amendment to the Company’s articles of incorporation implementing a Reverse Stock Split will be filed with the Secretary of State of the State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Splits will be determined by the Board. Each Reverse Stock Split will be effective as of the date of filing with the Secretary of State of the State of Delaware or at such time and date as specified in the Certificate of Amendment (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or on the part of our shareholders, the outstanding shares of Common Stock held by shareholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on the Reverse Stock Split ratio determined by the Board.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Stock Splits is implemented, the number of shares of Common Stock owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of the Common Stock owned by each shareholder will remain unchanged except for any de minimus change resulting from the treatment of fractional shares as described below.

Any outstanding shares of options, warrants, notes, debentures and other securities entitling their holders to purchase shares of the Common Stock would be adjusted as a result of the Reverse Stock Splits, as required by the terms of these particular securities. The conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the Reverse Stock Splits ratio determined by the Board.

Exchange of Stock Certificates; Fractional Shares

At the Effective Time of each Reverse Stock Split, automatically, without any action on the part of any shareholder, the issued and outstanding shares of Common Stock (the “Old Common Stock”) will be converted into new shares of Common Stock (the “New Common Stock”) on the basis of the Reverse Stock Split ratio determined by the Board. Each holder of a certificate or certificates, which, immediately prior to the Effective Time, represented outstanding shares of Old Common Stock, will, from and after the Effective Time, be entitled to receive a certificate or certificates representing the shares of New Common Stock into which the shares of Old Common Stock are reclassified in connection with the Reverse Stock Split.

As of the Record Date, we had 529 holders of record of the Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Stock Splits to result in a significant reduction in the number of record holders.

Until surrendered, we will deem outstanding certificates representing shares of Old Common Stock (the “Old Certificates”) held by shareholders to be cancelled and only to represent the number of whole shares of New Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of New Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legend on the back of the New Certificate.

Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their own names, and nominees will be instructed to effect the Reverse Stock Splits for their beneficial holders. However, nominees may have different procedures, and shareholders holding shares in street name should contact their nominees. Shareholders will not have to pay any service charges in connection with the exchange of their certificates.

The Board does not intend to issue fractional shares in connection with the Reverse Stock Splits. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of issuing fractional shares, the Company will round shares up to the nearest whole number and all shares of Old Common Stock eliminated as a result of the Reverse Stock Splits will be cancelled. Shareholders who otherwise would be entitled to receive fractional shares because they hold, as of the Effective Time of each Reverse Stock Split, a number of shares of Old Common Stock not evenly divisible by the denominator of the Reverse Stock Split ratio determined by the Board will be entitled to one share of New Common Stock.

Effect on Authorized Shares

If and when the Board elects to effect the Reverse Stock Splits, the authorized number of shares of the Common Stock will remain at 1,000,000,000. There will be no reduction in the number of authorized shares of the Common Stock in proportion to the Reverse Stock Split ratio. As a result, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will decrease, and the additional authorized shares of Common Stock will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations.

We do not currently have any plans, proposals or arrangements to issue any of the authorized shares which would become newly available as a result of the Reverse Stock Splits, as the Company currently has sufficient authorized shares to be issued in connection with any planned capital raise or outstanding securities, including options and warrants. Nevertheless, in order to support our projected need for additional equity capital and to provide flexibility to raise the capital as necessary, the Board believes the number of shares of Common Stock should be maintained at 1,000,000,000 shares.

Accounting Consequences

Pursuant to the Reverse Stock Splits, the par value of the Common Stock will remain $0.001 per share. As of the Effective Time of each Reverse Stock Split, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Stock Splits ratio determined by the Board (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Splits to holders of the Common Stock. This summary addresses the tax consequences only to a beneficial owner of the Common Stock that is a citizen or individual resident of the United States, or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of the Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold the Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Splits.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of the Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold the Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Splits.

Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Splits.

The Reverse Stock Splits should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Stock Splits. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Splits should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Required Vote

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE GIVING THE DISCRETIONARY AUTHORITY TO THE BOARD OR ITS DELEGATED AUTHORIZED PERSON TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS.

PROPOSAL 5 - NON-BINDING ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the NEOs, as we have described it in the “Executive Compensation” section of this proxy statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Committee will be able to consider when determining future executive compensation.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“Resolved, that the compensation of the Company’s NEOs, as disclosed pursuant to compensation disclosure rules of the SEC located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this proposal is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this proposal.

Vote Required

To be approved, this non-binding vote must be approved by a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report, we will consider our shareholders’ concerns and evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED UNDER THE HEADING “EXECUTIVE COMPENSATION,” AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

PROPOSAL 6 - NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THREE YEARS FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders are also entitled to vote, on an advisory basis, on whether the “say-on-pay” vote, as required by Section 14A of the Exchange Act, should occur every one, two, or three years. The vote on the frequency of the say-on-pay vote, just as with the say-on-pay vote itself, is advisory only, and it also is not binding on us or on our Board. Although the vote is non-binding, the Compensation Committee and the Board will carefully consider the outcome of the vote when determining the frequency of future stockholder advisory votes to approve the compensation of the NEOs.

Vote Required

Although our executive compensation programs are designed to promote a long-term connection between pay and performance, after careful consideration, the Board has determined that a say-on-pay vote that occurs every three years is the most appropriate alternative for our company at this time. While executive compensation is evaluated annually, the Board also considers progress over a multi-year timeframe, which is common in small- and mid-capitalization companies in our industry. The Board believes that a vote every three years provides stockholders the opportunity to evaluate our compensation program on a more thorough, longer-term basis than an annual vote. Therefore, the Board recommends that you vote for a “Three Year” frequency for the say-on-pay vote.

Although the Board recommends a say-on-pay vote be held three years, you may vote one of four choices for this proposal on the proxy card: “One Year”, “Two Years”, “Three Years”, or “Abstain.”

THE BOARD RECOMMENDS A VOTE, IN AN ADVISORY MANNER, FOR A FREQUENCY OF “THREE YEARS” FOR FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

PROPOSAL 7 - AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our Stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be provided to each Stockholder of record on the new record date entitled to vote at such meeting.

Vote Required

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

OTHER MATTERS

Accompanying this proxy statement is a copy of our Annual Report on Form 10-K, without exhibits, for the year ended April 30, 2025, as filed with the SEC, which constitutes our annual report to stockholders. We will provide, without charge upon written request, a further copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules. Copies of the Form 10-K exhibits also are available without charge. Stockholders who would like such copies should direct their requests in writing to: Corporate Secretary, 74 E. Glenwood Ave., #320, Smyrna, DE 19977.

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournment or postponement of the meeting and are voted upon, your proxy will confer discretionary authority on the individuals named as proxy holders to vote the shares represented by the proxy as to any other matters.

By Order of the Board of Directors

Thomas Tarala
Chief Executive Officer

ANNEX A

Form of Amendment to AiRWA Share Incentive Plan (formerly the 2020 Slinger Bag Inc. Global Share Incentive Plan)

Amendment to

2026 AiRWA Share Incentive Plan

This Amendment to 2026 AiRWA Share Incentive Plan (formerly the 2020 Slinger Bag Inc. Global Share Incentive Plan) (this “Amendment”) is executed effective the ___ day of _____, 2026 (the “Effective Date”) by AiRWA Inc., a Delaware corporation (the “Company”).

BACKGROUND

A. The 2026 AiRWA Share Incentive Plan (formerly the 2020 Slinger Bag Inc. Global Share Incentive Plan) (the “Plan”) was adopted by the Company on November 11, 2020.

B. Pursuant to the authority contained in Section 12.1 of the Plan, the Company now desires to amend the Plan to (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan to 3,500,000 shares of Common Stock as set forth herein, and (ii) to insert an “evergreen” provision that allows for an annual increase in the number of shares available for issuance under the Plan to be added on the first day of each fiscal year through and including 2030 in an amount equal to 8% of the number of shares of our common stock outstanding on the immediately preceding April 30 or such lesser amount determined by our board of directors or the compensation committee of our board of directors, as set forth herein.

AMENDMENT

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Directors and the Company hereby amend the Plan as follows:

1. Section 5 of the Plan is hereby amended and restated to read as follows:

“5. RESERVED SHARES.

The aggregate number of Shares that may be issued under the Plan shall be 3,500,000, plus an annual increase on the first day of each calendar year beginning May 1, 2026 and ending on and including April 30, 2030 equal to the lesser of (A) eight percent (8%) of the Shares outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Shares as determined by the Board of Directors or the Compensation Committee of the Board of Directors. Any Shares under the Plan, in respect of which the right hereunder of a Participant to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant as Awards under the Plan. Any Shares that remain unissued and are not subject to Awards at the termination of the Plan shall cease to be reserved for purposes of the Plan. Until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.”

2. In all other respects, the Plan shall remain unchanged.

[Remainder of Page Left Blank Intentionally.]

In Witness Whereof, the Company has caused this Amendment to be duly executed on its behalf by a duly authorized officer of the Company effective as of the date first written above.

AiRWA INC.

Thomas Tarala
Chief Executive Officer

ANNEX B

FORM OF

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

AiRWA Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies that:

1.	The name of the corporation is AiRWA Inc. (the “Corporation”). The Corporation was incorporated under the name Connexa Sports Technologies Inc. and the original Certificate of Incorporation was filed with the Delaware Secretary of State on April 7, 2022.
2.	This Certificate of Amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.
3.	This Certificate of Amendment will become effective on [___], at [___], Eastern time (the “Effective Time”).
4.	This Certificate of Amendment hereby amends the Certificate of Incorporation by amending and restating Article IV in its entirety to read as follows:

“Fourth: Total Authorized Shares: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be 1,000,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). At the Effective Time of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, the shares of Common Stock issued and outstanding immediately prior to the Effective Time shall be reclassified as, and shall be combined and changed into, a smaller number of shares such that each [___] shares of issued Common Stock immediately prior to the Effective Time shall be reclassified into, and shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and changed into and become, one (1) validly issued, fully-paid and nonassessable share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). Notwithstanding the foregoing, no fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon receipt after the Effective Time by the Corporation’s transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time (after taking into account and aggregating all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such holder), shall be receive one whole share of Common Stock in lieu of such fractional share.

From and after the Effective Time, certificates representing Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, represent the number of whole shares of post-Reverse Stock Split Common Stock into which the shares of pre-Reverse Stock Split Common Stock shall have been reclassified (as well as the right to receive one whole share of Common Stock in lieu of any fractional share of post-Reverse Stock Split Common Stock, after taking into account and aggregating all fractional shares of post-Reverse Stock Split Common Stock otherwise issuable to such holder) pursuant to the foregoing provisions; provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Stock Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Stock Split Common Stock into which the shares of pre-Reverse Stock Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Stock Split; and provided further, that any dividends or other distributions that may be declared after the Effective Time with respect to the number of post-Reverse Stock Split shares of Common Stock represented by that certificate will be withheld by the Corporation until that certificate has been properly presented for exchange, at which time all such withheld dividends that have not yet been paid to a public official pursuant to relevant abandoned property or escheat laws will be paid to the holder thereof or the holder’s designee, without interest. The Reverse Stock Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Stock Split Common Stock resulting from the Reverse Stock Split and held by a single record holder shall be aggregated.”

5.	Except as herein amended, the Certificate of Incorporation of the Corporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [__] day of [___], 202[_].

AiRWA INC.

______________________

Thomas Tarala

Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 16, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AiRWA INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect five directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

1) Thomas Tarala
2) Hongyu Zhou
3) Chenlong Liu
4) Hai Bin Cui
5) Bini Zhu

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote THREE YEARS for the following proposals:

	1 Year	2 Years	3 Years	Abstain
6. To approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V69850-P32009

AiRWA INC.
Annual Meeting of Shareholders
April 17, 2026 10:00 a.m. EDT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Thomas Tarala, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AiRWA INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. EDT, on April 17, 2026, via live webcast, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side